UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2020

Lepota Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-198808	47-1549749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1703B, Zhongzhou Building, No. 3088 Jintian Road, Futian District Shenzhen City, Guangdong Province People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86 0755 8325-7679

Room 1906, Zhongzhou Building, No. 3088 Jintian Road, Futian District,

Shenzhen City, Guangdong Province, People’s Republic of China

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2020, by Joint Consent our Board unanimously and 99% of the Corporation’s shareholders approved the Corporate Actions and the related amendment to our Certificate of Incorporation. The names of the Approving Stockholders and their respective approximate ownership percentage of our voting stock are as follows:

Approving Shareholder’s Name	Share voted in Favor	Percent of total Outstanding

ZHAO Lixin	4,000,000	0.013011092

SUN Chenchen	150,000	0.000487916

FENG Wanning	348,570	0.001133819

Winning Match International Co., Ltd	75,000,000	0.243957974

Wang Zhen	60,000,000	0.195166379

Mega Champion Holdings Co., Ltd	90,000,000	0.292749569

Praise Sheen Co., Ltd	75,000,000	0.243957974

Total	304,498,570	0.990464724

On September 22, 2020, the Corporation filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Nevada to effect the following name change.

Effective September 22, 2020, the Company’s name became Mu Yan Technology Group Co., Limited.

The Company’s trading symbol for its common stock which trades on the OTC will change as a result of the name change. Also, as a result of the name change the Company has a new CUSIP number which is 62476N104. We have submitted the requisite documents and other information to the Financial Information Regulatory Association, Inc. (“FINRA”) to process the name change. At such time as we are assigned a new trading symbol, we will make a subsequent announcement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 7, 2020, a majority of the Corporation’s shareholders entitled to vote through a written consent, approved the Company’s name change, as more completely described above under Item 5.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit 3.1-Certificate of Amendment to Certificate of Incorporation filed with the Nevada Secretary of State

Exhibit 99.1-Joint Consent of the Board of Directors and the Shareholders approving the Amendment to the Certificate of Incorporation to Change the Corporation’s Name

Exhibit 99.2 Articles of Amendment to the Certificate of Incorporation as filed with the Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lepota, Inc.

By:	/s/ Zhao Lixin
Name:	Zhao Lixin
Title:	Chief Executive Officer
Dated:	October 5, 2020